SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2004

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 489-4000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K.

99.1	Press Release of SportsLine.com, Inc. dated August 3, 2004 announcing earnings for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, SportsLine.com announced its financial results for the fiscal quarter ended June 30, 2004. A copy of SportsLine.com’s press release announcing these financial results is furnished herewith as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.

Date: August 4, 2004	By:	/s/ Kenneth S. Gersh
Kenneth S. Gersh
Vice President, General Counsel

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SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of SportsLine.com, Inc. dated August 3, 2004

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